UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2011

NEWELL RUBBERMAID INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Glenlake Parkway Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 418-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 9.01. Financial Statements and Exhibits.	2
SIGNATURES	3
EXHIBIT INDEX	4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 23, 2011, Newell Rubbermaid Inc. (the “Company”) announced that Michael B. Polk was appointed President and Chief Executive Officer of the Company effective as of July 18, 2011. Mr. Polk will also continue to serve as a Director of the Company. Under the Company’s By-Laws, officers are elected annually by the Board of Directors after each Annual Meeting of Stockholders, and Mr. Polk’s term of office shall continue until his successor is elected and qualified or until his earlier resignation or removal. A copy of the news release issued by the Company announcing the appointment of Mr. Polk is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Mr. Polk, age 50, has been President, Global Foods, Home & Personal Care, Unilever (a consumer packaged goods manufacturer and marketer) since June 2010. He served on the Unilever Executive Board and was also responsible for the Customer Development function globally. Mr. Polk joined Unilever in 2003 as Chief Operating Officer Unilever Foods USA and subsequently became President, Unilever USA in 2005. From 2007 to 2010, Mr. Polk served as President, Unilever Americas. Prior to joining Unilever, Mr. Polk spent sixteen years at Kraft Foods Inc. (a global manufacturer and marketer of packaged foods and beverages) and three years at The Procter & Gamble Company (a global manufacturer and marketer of consumer products). At Kraft Foods Mr. Polk served as President, Kraft Foods Asia Pacific, President, Biscuits and Snacks Sector, and was a member of the Kraft Foods Management Committee.

On June 23, 2011, with the approval of the independent members of its Board of Directors, the Company entered into a written compensation arrangement with Mr. Polk in connection with his appointment as the Company’s President and CEO (the “Written Compensation Arrangement”). A copy of the Written Compensation Arrangement is filed as Exhibit 10.1 hereto and incorporated herein by reference. A summary of the material terms and conditions of the Written Compensation Arrangement, including, without limitation, Mr. Polk’s base salary, annual incentive compensation, long-term incentive awards, signing bonus, sign-on equity grants, termination benefits and severance payments, are set forth in the document entitled “Summary of Terms of Michael Polk Written Compensation Arrangement” (the “Summary”), a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference. The Summary does not purport to be complete and is qualified in its entirety by reference to the Written Compensation Arrangement.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

10.1	Written Compensation Arrangement with Michael B. Polk, dated June 23, 2011

99.1	News Release issued by the Company dated June 23, 2011

99.2	Summary of Terms of Michael Polk Written Compensation Arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL RUBBERMAID INC.

Date: June 24, 2011	By:	/s/ John K. Stipancich
John K. Stipancich Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Written Compensation Arrangement with Michael B. Polk, dated June 23, 2011

99.1	News Release issued by the Company dated June 23, 2011

99.2	Summary of Terms of Michael Polk Written Compensation Arrangement

4